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                                                             Exhibit 10.9

                AGREEMENT made as of this 3rd day of March, 1994, between

      LEE J. WOLF (hereinafter called "Wolf") and THE RAYMOND CORPORATION

      (hereinafter called "Corporation"):

           WHEREAS, Wolf, who has for many years served the Corporation in the capacity of Vice President - Finance and Treasurer, attained normal retirement age under the Corporation's retirement plan, and retired effective March 31, 1980; and

           WHEREAS, the Board of Directors considers it to be in the best interest of the Corporation to induce Wolf to serve in the capacity of an independent consultant in order to give the Corporation and its management the continuing benefit of his experience and knowledge;

      and

           WHEREAS, Wolf is willing to make his services available to the

      Corporation and its subsidiaries in such advisory capacity on the terms and conditions hereinafter set forth,

           IT IS THEREFORE AGREED, as follows:

           (1)  General
                -------
                Wolf will make his services available to the Corporation

      and to its subsidiaries as an independent consultant with respect to financial matters and financial policy as well as to the

      Corporation's subsidiary, Raymond Leasing Company, with reference to its business and financial activities.

           (2)  Wolf agrees to make available thirty (30) working days in each year during the term of this Agreement, it being understood that he will be free to arrange his own time and pursuits and will not be required to observe any routine or particular hours for the performance of such services.

                Wolf's working time for the performance of the services

      hereunder shall be arranged by the parties hereto with reasonable notice to Wolf who shall keep the Corporation informed as to his availability.



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                It is understood and agreed that such services shall

      constitute those of an independent contractor; that Wolf's services will be of an advisory nature only; that he will have no power of decision with respect to any matters which are the subject of consultation; and that he will not have or exercise any

      responsibility in connection with the active management of the

      Corporation.

           (3)  Term
                ----
                The term of this Agreement is for one (1) year, commencing on January 1, 1994 and ending on December 31, 1994.

           (4)  Compensation
                ------------
                The Corporation will pay to Wolf, and Wolf agrees to accept for making himself available and for the performance of services hereunder the sum of Six Thousand Dollars ($6,000) payable upon receipt of invoices from Wolf.

                The foregoing represents Wolf's entire compensation for

      services to be performed under this Agreement.  It is understood that as an independent consultant, acting in an advisory capacity,

      existing and usual employee fringe benefits are not available to him.

           (5)  Restrictive Covenant
                --------------------
                Wolf expressly agrees as a condition of the performance by the Corporation of its obligations hereunder that he will not during the term of this Agreement, directly or indirectly render any services of an advisory nature to, or become employed by, or participate or engage in any business competitive with the business of the Corporation or of its subsidiaries as an agent, director,

      consultant or otherwise; provided, however, that nothing herein contained shall prohibit Wolf from owning stock or other securities of a competitor which are listed on an exchange.  Wolf may, however,

      render services or engage in business activities which do not conflict with the purpose and intent of this paragraph, it being understood that Wolf will use his best efforts to schedule such other activities so as not to interfere with his availability under this

      Agreement.



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           (6)  Miscellaneous
                -------------
                The Corporation will make available to Wolf such office

      accommodation, secretarial and other assistance as may reasonable be required by him in the performance of services hereunder.  Reasonable expenses incurred by Wolf in the performance of services hereunder will be reimbursed by the Corporation upon presentation of an account of such expenses.

           (7)  Effective Date
                --------------
                This Agreement shall become effective and binding upon the parties as of the 1st day of January, 1994.

                IN WITNESS WHEREOF, the parties hereto have executed this

      Agreement as of the date first above written.



                                         THE RAYMOND CORPORATION


                                         By:  /s/ Ross K. Collquhoun
                                              -------------------------
                                              Ross K. Colquhoun
                                              President, C.E.O. &
                                              Director


                                         By  /s/ Lee J.Wolf
                                             --------------------------
                                              Lee J. Wolf









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